Offsetting of Financial Instruments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Offsetting of Financial Instruments
(29)	Offsetting of Financial Instruments

The Group has derivative instruments that could meet the offsetting criteria in paragraph 42 of IAS 32 given that the Group has signed with its counterparties enforceable master netting arrangements. Consequently, when derivatives signed with the same counterparty and for the same type of notional result in gross assets and liabilities, the positions are set off resulting in the presentation of a net derivative. As of December 31, 2018 and 2017, the Group has not set off derivative instruments because it has not had gross assets and liabilities with the same counterparty for the same type of notional.